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                                                              EXHIBIT 10.14




                                      JAVA CENTRALEING

                                    CORPORATE JAVAGRAM


TO:   Mr. Ty Peabody
FROM: Gary Nelson, President, Java Centrale, Inc.
DATE: July 12, 1996
RE:   Employment
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It is expressly understood that this letter does not constitute an employment contract, but is instead an outline as to how we intend to proceed with your employment agreement for the position at Paradise Bakery. All previous letters and correspondence are superseded by this outline.


                                     TERM SHEET


Title:                  President and COO

Initial Bonus:          Bonus for position - $25,000

Salary:                 $102,000 year 1, $117,000 year 2, $132,000 year 3

Bonus: Target EBITDA - year 1, 2 and 3 to be determined with President and CFO of Java Centrale.

                        Achieve less than 90%            No Payment
                        Achieve 90% - 100%               25% of Salary Bonus
                        Achieve over 100%                50% of Salary Bonus
                        Achieve over 120%                To be determined

Health Insurance/       Standard Plan of Java Centrale/Paradise - Full health
Disability:             insurance for family - Employment contribution not to
                        exceed $125 per month.

Automobile:             A mid-priced, leased car with cellular phone shall be
                        provided including insurance, maintenance and operating expenses. Lease payment not to exceed
                        $425/month

Warrants:               100,000 shares granted at $2.75 effective at date of
                        employment. Warrants exercisable at any time over 5 years, underlying shares to be registered by June 30, 1996.

Severance Package:      12 months at $8,333 per month upon termination,
                        except no severance for termination for cause as outlined in the employment agreement.



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Expenses:               Remittance of approved expenses.

Agreement:              Employment contract mutually acceptable to both
                        parties to be approved by the Board of Directors of Java Centrale, Inc.

Transaction Fee:        $75,000 January 31, 1996 - $100,000 March 31, 1996.











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